Other Income (Expenses), Net (Tables)	12 Months Ended
Dec. 31, 2021
Other Income and Expenses [Abstract]
Summary of Other Income (Expenses), Net
The following table summarizes other income (expenses), net recognized for the years ended December 31, 2019, 2020 and 2021:

		Year Ended December 31
		2019	2020	2021
	Notes	RMB	RMB	RMB	US$
					(Note 2.5)
Loss on termination agreement with Everest	18	(23,039)	—	—	—
Income of incentive payment from depository bank	11	—	2,348	2,395	376
Fair value change of short-term investments		703	11,288	30,360	4,764
Fair value change of put right liabilities		—	3,024	16,628	2,609
Net foreign exchange gains (losses)		1,619	(22,126)	25,373	3,982
Subsidy income (3)		568	11,633	9,216	1,446
Gains on deconsolidation of a subsidiary	10	—	407,598	—	—
Fair value change of other financial assets		42	—	—	—
Others		(98)	(873)	(810)	(127)

		(20,205)	412,892	83,162	13,050

(3)
For the year ended December 31, 2020, subsidy income consists primarily of the government grant of RMB10 million. The government grant was granted by the project management office of Shanghai Zhangjiang Science City to support the research and development activities in the local region. For the year ended December 31, 2021, subsidy income primarily consists of an amount of RMB2.9 million related to the paycheck protection program loan forgiveness approved by the U.S. Small Business Administration in April 2021, and an amount of RMB4.5 million recognized in connection with the completion of a project related to one of the Group’s pipelines.